UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      November 28, 2008 (November 21, 2008)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

         Delaware                    000-16299                  13-3054685
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(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

     700 Airport Blvd. Suite 300, Burlingame, CA           94010
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      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

     On November 21, 2008, Inventa Technologies, Inc. ("Inventa"), a wholly-owned subsidiary of ANTs software inc. ("ANTs") renewed a services agreement (the "Agreement") with Sybase Inc., pursuant to which, Sybase will pay Inventa four million six hundred six thousand and four hundred dollars ($4,606,400) over a five year period, in consideration for remote enterprise management services that Inventa will provide to a customer of Sybase's.

     The Agreement is subject to certain terms and conditions including that it may not be terminated for a period of three years, except in the case of a material breach, and that following three years it may be terminated with sixty
(60) days notice.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.


Date:    November 28, 2008              By: /s/ Kenneth Ruotolo
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                                        Kenneth Ruotolo, Chief Financial Officer